SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)
of the
SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported) May 15, 2006

RPM ADVANTAGE, INC.

(formerly Communitronics of America, Inc.)

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation or organization)

87-0285684

(IRS Employer Identification Number)

31847 State Hwy 249, Pinehurst, Texas 77362

(Address of principal executive offices)

David R. Pressler, President
RPM Advantage, Inc.
31847 State Hwy 249, Pinehurst, Texas 77362

 (Name and address of agent for service)

(281) 252-9311
(Telephone number, including area code of agent for service)


SECTION 2  FINANCIAL INFORMATION

ITEM 2.02 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Effective May 15, 2006, RPM Advantage, Inc. (formerly
Communitronics of America, Inc.), a Nevada corporation
(the Company) entered into an Definitive Purchase and Sale Agreement and Plan of Reorganization (the Agreement) with Buchanan Electric, Inc. a Massachusettes corporation
(Buchanan) and James Buchanan, the sole security holder of Buchanan Electric, Inc. (Shareholder).

Upon the terms and subject to the conditions of the Agreement, RPM will exchange one million (1,000,000) shares of RPM restricted common stock for all of the outstanding common stock of Buchanan. The Company will acquire all of the issued and outstanding equity interest of Buchanan, making Buchanan a wholly-owned subsidiary of the Company. The aggregate value of the trasaction is seventeen million dollars ($17,000,000) of RPM Advantage common stock and the assumption of three million, three hundred thousand($3,300,000) in debt.

The Financials of Buchanan Electric were audited and the merger will be filed in the state of the Nevada. The name will remain
RPM Advantage, Inc. (NV). The combine company will have revenues exceeding sixteen million ($16,000,000) per year and operate out of RPM's new corporate headquarters in Houston Texas and Buchanan's Offices in Uxbridge, MA.



SECTION 9  FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements

Toussaint & Associates

Certified Public Accountants

James E Buchanan Electric, Inc.
740 Quaker Highway
Uxbridge, MA  01569


Independent Auditors Report

We have audited the accompanying consolidated balance sheets of James E. Buchanan Electric, Inc. & Subsidiaries as of December 31, 2004 & 2005 respectively and the related consolidated Balance Sheet, Income Statement, and Statement of Cash Flows for the years then ended.

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of James
E. Buchanan Electric, Inc. & Subsidiaries as of December 31, 2004 and 2005, and the results of its operations and its cash flows for the years ended December 31, 2004 and 2005 in conformity with generally accepted accounting principles.



April 20, 2006


325 Saint Paul Street, Suite 550, Dallas, Texas  75201
(214) 564-2795  fax (972) 421-1737


      James E. Buchanan Electric, Inc.
	      And Subsidiaries
	      Balance Sheet


		Assets			    12/31/2004	 12/31/2005

Assets:
Cash & Cash Equivalent			    167,472 	 23,266
Contract Receivables			  1,697,563   2,449,181
Costs & estimated net earnings in excess
of billings on uncompleted contracts	  1,687,914   2,548,345
Retainage				    321,637 	634,387
Due from insurance company		     15,000        -
Employee advance			     10,249       5,728
Inventory				    629,956	766,895
Prepaid expenses			     14,771      31,303
Property & Equipment net of Depreciation    530,236 	451,486
 ($446,518 for 2004 & $404,559 for 2005)
Goodwill, net of Accumulated ($10,028)	     99,914 	167,356
SBA loan fees, net of accumulated
amortization ($3,565)	                       - 	 39,216

Total current assets		        $ 5,174,712 $ 7,117,163

Total assets			        $ 5,174,712 $ 7,117,163


		Liabilities and Stockholders' Equity

Liabilities:
Notes payable line of credit	          1,383,873   1,789,693
Current maturities of long-term debt        231,510 	338,091
Account payable		                  1,000,880   1,426,945
Accrued expenses			    219,577	292,603
Employer simple match			     52,709      75,683
Billings in excess of costs and estimated
earnings on uncompleted contracts	    112,875 	143,163
Notes payable stockholder-demand	     40,000 	100,000
Notes payable stockholder-current	      5,048       5,319
Long term debt, net of current maturites 636,158 1,254,048 Note payable-stockholder, net of current
maturities	                             48,238      42,919
Note payable former Aculan stockholder	     14,247      14,247

		Total liabilities	 $3,745,115  $5,482,711

Equity:

Common stock, no par value authorized
500,000 shares 300,000 issued and O/S	      1,000       1,000
Retained earnings		           1,428,597  1,633,452


Total shareholders' equity                $1,429,597 $1,634,452

Total liabilities and shareholders'
equity                                    $5,174,712 $7,117,163



	James E. Buchanan Electric, Inc.
	And Subsidiaries
	Income Statement


		            12/31/2004      12/31/2005

Revenues:

Sales		            10,018,663      13,908,635
Other Income	                - 	        -

Total Revenues		    10,018,663      13,908,635

Cost of Goods Sold	     5,615,926 	     8,747,538

Gross Profit		     4,402,737       5,161,097

Expenses:

Operating Expenses, including
interest expenses
of $100,628 & $249,260
respectively		     3,609,944       4,993,379
Other Expenses			-                 -
	Total Expenses	     3,609,944 	     4,993,379
	Net Income	       792,793 	       167,718
Other Income/Expenses:

Loss of disposition of vehicles,
net	                          (167)            -
Gain from disposition of
vehicles & computers, net	 -              49,808
   Interest income                 249           1,086

				    82		50,894

 Net income before taxes       792,875         218,612

   State Taxes			 9,623	           149

Net income			783,252        218,463

Retained Earnings - beginning	724,671	     1,428,597

Distributions			(79,326)       (13,608)

Retained Earnings - ending    1,428,597	     1,633,452




James E. Buchanan Electric, Inc.
 And Subsidiaries
Statement of Cash Flows

						   12/31/2004	12/31/2005
CASH FLOWS FROM OPERATING ACTIVITIES:

   Net Income		         		      783,252      218,463
Adjustments to reconcile net income
   to net cash provided by operating activities:
     Depreciation and amortization		      131,297      101,822
     Gain from disposition of vehicles & computers,
     net			                         -         (49,808)
     Non cash donation			 		  183         -
     Loss on disposition of motor vehicle	          167         -
     Net change in certain current assets and
       certain current liabilities		   (1,601,650)  (1,506,126)


NET CASH PROVIDED BY OPERATING ACTIVITIES	     (686,751)  (1,235,649)

CASH FLOWS FROM INVESTING ACTIVITIES:
     Acquisition of property & equipment	     (255,029)     (96,750)
     Proceeds from disposition of motor vehicles
     & computers		                       29,212      127,051
     Acquisition of goodwill			      (48,800)     (66,605)

NET CASH USED BY INVESTING ACTIVITIES		     (274,617)	   (36,304)
CASH FLOWS FROM FINANCING ACTIVITIES:

   Proceeds from Banknorth term financing	      588,000 	 1,000,000
   Proceeds from vehicle & computer notes, non
   banks & banks                	               79,780        -
   Proceeds from lines of credit, net of repayments
   banks, non banks	                 	      710,027      405,820
   Proceeds from short term shareholder loan		 -         300,000
   Proceeds from capital lease & computer
   financing, non bank		                         -          62,631
   Payments on various bank termfinancing	     (116,244)    (226,557)
   Payments on vehicle & computer financings,
   capitalized leases,
   bank, non bank				     (104,494)    (111,873)
   Payments on short-term shareholder loan               -        (240,000)
   SBA loan fees				         -         (43,618)
   Payments on notes payable stockholder	       (4,790)      (5,048)

NET CASH USED IN FINANCING ACTIVITIES		    1,152,279    1,141,355

DISTRBUTIONS TO SHAREHOLDERS, NET		      (79,326)	   (13,608)

INCREASE IN CASH				      111,585         -

DECREASE IN CASH					 -        (144,206)

CASH - BEGINNING OF YEAR			       55,887      167,472

CASH - END OF YEAR				      167,472       23,266




Net change in certain current assets and
  certain current liabilities:
    Increase in contract receivables, net            (943,364)	  (751,618)
    Increase in cost & estimated earnings in excess
      of billings on uncompleted contracts	   (1,452,829)    (860,431)
    Decrease in retainage			       90,709 	      -
    Increase in retainage			         - 	  (312,750)
    Increase in due from insurance company	      (15,000)        -
    Decrease in due from insurance company		 -          15,000
    Increase in employee advance		      (10,114)        -
    Decrease in employee advance			 - 	     4,521
    Increase in inventories			     (157,360)	  (136,939)
    Decrease in prepaid expenses			8,620 	      -
    Increase in prepaid expenses			 -         (16,532)
    Increase in accounts payable		      723,709      426,065
    Increase in accrued payroll			      106,854       16,603
    Increase in accrued & withheld payroll taxes       22,525 	      -
    Decrease in accrued & withheld payroll taxes	 -         (16,385)
    Decrease in accrued expenses		      (22,645)	      -
    Increase in accrued expenses			 -          60,410
    Decrease in simple withholdings		       (1,656)        -
    Increase in state sales tax payable		        8,118 	    12,668
    Increase in employer simple match		       25,503       22,974
    Increase in billings in excess of costs &
    estimatedearnings on uncompleted contracts	       15,280       30,288

Net change					   (1,601,650)	(1,506,126)
Supplemental disclosures of cash flows information:
    Cash paid during the year for:
      Interest					      101,593      232,164
      Taxes						2,307        6,867



JAMES E. BUCHANAN ELECTRIC, INC. AND SUBSIDIARIES

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2005 AND 2004
(See Independent Accountants Audit Report)


1.Summary of significant accounting policies and business operations:

	Business operations:

James E. Buchanan Electric, Inc. is a residential and commercial electrical contractor. Construction is generally preformed under fixed price contracts. The Company operates primarily in Massachusetts and Rhode Island.

Operating thru its division Aculan, the Company is a voice/data cabling installer, installing copper and fiber optic networks on Government, non profit, schools, military and corporate customers. The division operates primarily throughout Massachusetts and Rhode Island.

Operating thru its division Prime Systems and Buchanan Fire and Control, the Company engages in the sales and installation of fire alarm systems for both residential and commercial real estate projects. The division operates primarily throughout Massachusetts and Rhode Island.

Operating thru its division Corporate Communications Services, the Company is engaged in sales, service and installation of voice data equipment, PBX key voice and mail systems throughout
New England.

Operating thru its division One Connection, the Company is engaged in sales, service and installation of home theatre and home wireless networks. The division operates primarily throughout New
England.

Accounting Estimates:

Management uses estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used.

Compensated Absences:

Due to the Companys inability to reasonably estimate the amount due for compensated absences no provision is made in these financial statements.



JAMES E. BUCHANAN ELECTRIC, INC. AND SUBSIDIARIES

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2005 AND 2004
(See Independent Accountants Audit Report)

1.Summary of significant accounting policies and business operations (continued):

	Amortization of Goodwill:

	The Company amortizes goodwill over an estimated useful life of 15 years on a straight line basis.

	Income Taxes:

	The Company with the consent of its shareholder has elected under the Internal Revenue Code t be an S Corporation.
The Subsidiaries have elected to be taxed as a qualified Subchapter
S Subsidiaries. In lieu of corporate income taxes, the shareholders of an S Corporation are taxed on their proportion share of the company and its Subsidiaries consolidated taxable income. Therefore, no provision or liability for Federal income taxes has been included in these financial statements. The Commonwealth of Massachusetts partially taxes S Corporations at the corporate level if their sales are more than six million dollars. The provision for Massachusettss income taxes for the years ended December 31, 2005 and 2004 were $ 149 and $9,623 respectively.

	Revenue and cost recognition:

	For the calendar years ended December 31, 2005 and 2004 the Company recognized revenues from fixed-price and modified fixed contracts, which are more than 5% complete, on the percentage-of completion method. The percentage of costs incurred to date to estimate total costs are managements best available measure of progress on the contracts. Because of inherent uncertainties in estimating costs, it is at least reasonably possible that the estimating will change within the near term.

	Contract costs include all direct material and labor costs and those indirect costs related to contract performances, such as indirect labor, supplies, tools, repairs and depreciation. Selling, general and administrative costs are charged to expense as incurred.

	Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in the job performance, job conditions, contract penalty provisions claims, change orders and settlements are accounted for as changes in estimates in the current period.


JAMES E. BUCHANAN ELECTRIC, INC. AND SUBSIDIARIES

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2005 AND 2004
(See Independent Accountants Audit Report)

1.	Summary of significant accounting policies and business
operations (continued):

	Accounts Receivable:

	Trade accounts receivable are recorded net of an allowance for expected losses. The allowance is estimated from historical performance and projections of trends. Bad debt expense for the years ended December 31, 2005 and 2004 were $ 108,402 and $18,948 respectively.

Inventory:

	Inventory at December 31, 2005 and 2004 primarily consists of materials awaiting installation or allocation to a specific contract or job.

						  2005 		2004
	Unbilled or allocated materials     $  766,895	   $ 629,956

Advertising:

	Advertising costs are expensed as incurred. Advertising expense amounted to $197,856 and $93,444 for the years ended
December 31, 2005 and 2004 respectively.

Property and equipment:

	Property and equipment are recorded at cost. Depreciation of property and equipment is provided utilizing both straight line and accelerated methods over the estimated useful lives of the respective assets. The costs of maintenance and repairs are charged to operations as incurred.

	The estimated use full lives of property and equipment are as follows:

	Equipment		7
	Furniture		7
	Computers		5
	Computer software	5
	Motor vehicle		5
	Leasehold improvements 	39



JAMES E. BUCHANAN ELECTRIC, INC. AND SUBSIDIARIES

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2005 AND 2004
(See Independent Accountants Audit Report)

1.	Summary of significant accounting policies and business operations
 (continued):

		The Asset, Costs and estimated earnings in excess of billings on uncompleted Contracts, represents revenues recognized in excess of amount billed. The Liability, Billings in excess if costs and estimated earnings on uncompleted Contracts represents billings in excess of revenues recognized.

2.Contract receivables:                                 2005      2004

    Contract receivables consist of:
			Completed contracts            $152,294	$  246,844
			Contracts in progress         2,296,887	 1,450,719

						      2,449,181	 1,697,563

    Costs, estimated earnings and billings
    on uncompleted Contracts are summarized
    as follows:

    Costs incurred on uncompleted contracts	      8,544,757  $ 5,694,765
    Estimated earnings	         		      4,921,846    3,586,494

						     13,466,603    9,281,259

    Billings thru December 31, 2005 and 2004         11,061,421    7,706,220

						    $ 2,405,182  $ 1,575,039

   Included in the accompanying balance sheet under the following caption:

   Costs and estimated earnings in excess of
   billings on completed contracts	             $2,548,345  $ 1,687,914

   Billings in the excess of costs and estimated
   earnings on uncompleted contracts	              (143,163)    (112,875)
						     $2,405,182  $ 1,575,039







JAMES E. BUCHANAN ELECTRIC, INC. AND SUBSIDIARIES

 CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2005 AND 2004
(See Independent Accountants Audit Report)

3.	Lines of credit:

	Banknorth:

On June 2, 2005 James E. Buchanan Electric, Inc. and its subsidiaries Aculan, Inc. refinanced their outstanding lines of credit with Banknorth.
 The Company currently has a demand revolving line of credit of credit subject to a maximum borrowing of $2,000,000. The loan requires monthly payments of interest only. Interest is computed at the Wall Street Journal prime rate plus 1%. As of December 31, 2005 the rate was 8.25%.

The maximum advances outstanding under such lines during the periods ending December 31, 2005 and 2004 were $ 1,863,306 and $1,289,249 respectively.

The lines of credit are collateralized by a first security interest in all assets of Company and its Subsidiaries in addition, the note has been guaranteed by a Trust holding real estate leased by the Corporation and its Subsidiaries and owned by the sole stockholder and his spouse.
The sole stockholder has also guaranteed the notes of the Company and the note is cross-collateralized between the Company and its Subsidiaries.

Outstanding balance at December 31, 2005 and 2004 were $ 1,703,306 and $ 1,289,249

	MBNA America formerly Textron Financial:

The Company has a revolving line of credit from MBNA America currently subject to a maximum borrowing of $50,000. The loan requires monthly payments of 2% of the outstanding balance plus accrued interest. Interest is at the prime rate of interest plus 6%. As of December 31, 2005 the rate was 13.99%.

The Maximum advance outstanding under such line during the periods ended December 31, 2005 and 2004 were $ 43,184 and $49,490.




	JAMES E. BUCHANAN ELECTRIC, INC. AND SUBSIDIARIES

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2005 AND 2004
(See Independent Accountants Audit Report)

3.	Lines of Credit (continued):

The line of credit is unsecured, but it is personally guaranteed by the sole stockholder. The outstanding balance as of December 31, 2005 and 2004 were $ 40,038 & 42,244 respectively.

	American Express Centurion Bank:

The Company has a revolving line of credit from American Express Small Business Services currently subject to a maximum borrowing of $70,000.The loan requires monthly payments of 1/36 of the outstanding principle balance plus interest. Interest is computed at the prime rate of interest plus 1.95%. As of December 31, 2005 the rate was 7.49%.

The maximum advance outstanding under such line during the periods ended December 31, 2005 and 2004 was $ 53,877 and $64,302 respectively.

The line of credit is unsecured, but the sole stockholder is jointly and severally responsible along with the corporation for repayment of all credit on the account.
The outstanding balances as of December 31, 2005 and 2004 were $46,349 & $52,380 respectively.

Total outstanding lines of credit on December 31, 2005 and 2004 were $1,789,693 and $1,383,873 respectively.


JAMES E. BUCHANAN ELECTRIC, INC. AND SUBSIDIARIES

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2005 AND 2004
(See Independent Accountants Audit Report)

4.	Long term debt:

Long-term debt at December 31, 2005 consists of the following:

On June 2, 2005 the Company and its Subsidiary Aculan, Inc. refinanced and termed out a portion of their existing lines of credit. The note, to Banknorth, is payable in monthly installments of $15,392 including interest.
 Interest is computed at a fixed rate of 7.50% for seven years. The final payment is due June 2012. This note is collateralized by a lien in all assets of the Company and its Subsidiaries. In addition the note has been guaranteed by a Trust holding real estate leased by the Corporation and Subsidiaries and owned by the sole stockholder and his spouse. The sole stockholder has also guaranteed the note of the Company and the note is cross-collateralized between the Company and its Subsidiaries.
								$ 944,904

The note to Banknorth is payable in monthly installments of $8,923 including interest. Interest is computed at a fixed rate of 6.96% for four years.
 The final payment is due June 2009. The note is collateralized by a first lien on all assets of the Company, and has been personally guaranteed by the sole stockholder of the Company, the Companys Subsidiary, Aculan, Inc. and
a Trust owned by the sole stockholder and his spouse.
								 $331,223


In April 20, 2004 a newly formed Subsidiary of the Company, Corporate Communications Service Company, Inc., received financing for the acquisitions of certain assets of Corporate Communications Services Inc. This debt is payable in monthly installments of $2,700 a month including interest. Interest is computed at fixed rate of 6.4% for five years. The final payment is due April 2009.
								$ 87,766





JAMES E. BUCHANAN ELECTRIC, INC. AND SUBSIDIARIES

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2005 AND 2004
(See Independent Accountants Audit Report)

4.	Long term debt (continued):

This note is collateralized by a lien in all assets of Corporate Communications Services Company Inc. In addition the note has been guaranteed by the Company and its Subsidiary Aculan, Inc., a Trust holding real estate leased by the Company and its Subsidiaries and owned by the sole stockholder and his wife, and the sole stockholder.

								$ 96,872

Installment notes to various banks, GMAC and Dell financing, payable in monthly installments totaling $6,022 including interest. The interest rates for these notes range from 0% to 18.99%. The twelve notes are secured by motor vehicles, equipment and two are personally guaranteed by the sole stockholder of the Corporation. The final payments are May 2005, October 2005, April 2006, March 2007, February 2008, September 2008, November 2008, and May 2009.
								  $ 79,657

Capital leases, the Company leases two pieces of equipment under a 60 and 36 month respectively non cancelable, $ 1 purchase price lease agreements.
These leases are payable in monthly installments totaling $1,474 including interest. The interest rates on these notes are 9.925% & 25.837% respectfully.
 The final payments are due April 2008 and April 2010.

							  $ 51,717
Less current portion:				         ( 338,091 )

						         $ 1,254,048
Maturities of long-term debt are as follows:
	Year ending
	December 31					     Amount

2007	                                              	     307,250
2008	                                               	     301,802
2009	                                               	     226,489
2010	                                               	     161,924
2011	                                               	     171,320
Thereafter                                      	      85,263
							--------------
	$1,254,048

JAMES E. BUCHANAN ELECTRIC, INC. AND SUBSIDIARIES

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2005 AND 2004
(See Independent Accountants Audit Report)

5.	Note payable - former Aculan shareholder:

	On January 1, 2003, with its acquisition of the Subsidiary, The Company assumed the debt owed to the former shareholders of Aculan Inc. The notes arose from acquisition of Aculans outstanding stock.

The Company has since ceased making payments on these notes. A former shareholder of the corporation has since filed suit against the Company for resumption of note payments, back wages, wrongful termination and breach of contract.

The Company believes that given the resignation of the plaintiff and Other factors that it will prevail on its defense on this litigation.

At this time, the Companys Attorney has not stated whether the Company will prevail or not, on what monetary damages can be expected.

						        $  14,247

6.	Lease commitments:

The Company and Subsidiaries lease their Uxbridge facility from the sole stockholder and his spouse under a 5 year operating lease commencing August, 2002 and January 2003, respectively. The leases require minimum lease (MLP) of $6,000 monthly. The Company and its Subsidiaries are responsible for insurance for insurance, repairs, maintenance, utilities and any increase in real estate taxes over and above the amount of such taxes assessed for the tax year, in which the leases commence.



JAMES E. BUCHANAN ELECTRIC, INC. AND SUBSIDIARIES

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2005 AND 2004
(See Independent Accountants Audit Report)

6.	Lease commitments (continued):

		Rent expense included in the results of operations for the periods ended
 		December 31, 2005 and 2004 was $ 72,000 and $72,000
                respectively.

				Year ending
				December 31  	           Amount

2006	                                                   132,000
2007	                                                   132,000
2008	                                                   132,000
2009	                                                   132,000
2010	                                                   132,000
                                                     -------------
                                                          $660,000

	Operating lease agreements:

The Company leases a photocopier under a 60 month operating lease agreement calling for monthly payments of $200.

The Company leases a copier under a 48 month operating lease agreement calling For monthly payments for $163.

The Company and its Subsidiaries lease eighteen motor vehicles under a non cancelable minimum lease term of 367 days and thereafter the lease term is renewed monthly. The total monthly lease payments are $16,952.

The Company leases certain computer equipment from Dell under a 48 month operating lease agreement calling for monthly payments of $1,417.



JAMES E. BUCHANAN ELECTRIC, INC. AND SUBSIDIARIES

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2005 AND 2004
(See Independent Accountants Audit Report)

6.	Lease commitments (continued):

		The future minimum lease payments are as follows:

			Year ending
			December		          Amount

2006	                                    		  54,743
2007	                                     		  19,508
2008	                                    		  17,004
2009	                                     		  11,336
				                     -----------
                                                        $102,591
7.	Business combination/goodwill:

On January 1, 2005 the company liquidated and merged all of the wholly owned Subsidiaries into the parent Company.

On October 1, 2003 the sole shareholder of the corporation acquired a 60% interest in another corporation. Subsequently on December 17, 2004 the sole stockholder acquired the remaining balance of the shares of One Connection, Inc. in exchange for an option to purchase 150 shares of James E. Buchanan Electric, Inc at a price of $5 per share.

On December 31, 2004 One Connection, Inc. was liquidated and all assets and liabilities were assumed by the sole stockholder of the company.

On January 1, 2005, in exchange for the issuance of additional 100,000 shares of stock, the Company received from the sole stockholder all the assets and assumed all liabilities of One Connection, Inc. The transaction is being accounted for under the purchase method of accounting. The purchase method treats a business combination as the acquisition or purchase of an enterprise by another. The acquiring Company records its acquisition on the basis of Fair Market Value of the assets less liabilities assumed the difference is allocated to goodwill. The assets acquired liabilities assumed resulting goodwill is:

Assets acquired						     $ 126,047

Liabilities						      (192,652)

Resulting goodwill					     $ _66,608_

JAMES E. BUCHANAN ELECTRIC, INC. AND SUBSIDIARIES

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2005 AND 2004
(See Independent Accountants Audit Report)

8.	Related party transaction:

During the year 2005 the Company and its Subsidiaries have made advances and received monies from the sole stockholder of the corporation. These advances and repayments have been classified as net distributions for the calendar year ended December 31, 2005 and charged against retained earnings.

The two notes payable to the sole shareholder consists of the following:

An unsecured demand note payable with no provisions for interest. This note was repaid in January of 2006
								$ 100,000_

An unsecured promissory note dated June 17, 2003; the note requires monthly payments of $644 including interest at the rate of 5.25% and matures on July 2013. For the years ended December 31, 2005 and 2004 the Company has made interest payments of $ 2,677 and $2,935 and principal payments of $ 5,048 and $4,790 respectively.

	Balance of note payable at December 31, 2005	       $   48,238

		Less current portion			      (    5,319)
							   --------------
							          42,919

		Maturities of shareholder debt as follows:

				Year ending
				December 31		   Amount

				2006			$   5,605
2007							    5,907
2006	                        6,224
2007	                        6,559
2008	                        6,912
Thereafter						   11,712
							------------
							   42,919



JAMES E. BUCHANAN ELECTRIC, INC. AND SUBSIDIARIES

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2005 AND 2004
(See Independent Accountants Audit Report)

8.	Related party transactions (continued):

On December 31, 2004 One Connection, Inc. was liquidated and all assets and liabilities were assumed by the sole stockholders of the Company.

9.	Simple IRA:

In 1998 the Company established a simple IRA plan. This simple IRA maximizes the employees contribution at 100% of the wages to 10,000 per year. The employer match is the lesser of 100% of the employees contribution or 3% of the employees wages. For the years ended December 31, 2005 and 2004 the employers match was $ 75,683 and $52,709.

In connection with prevailing wage jobs, the company initiated a Company 401K plan.

For the year 2006, the Company established a Safe Harbor 401K plan for all employees and has integrated this with the prevailing wage 401K plan. A safe Harbor allows employees to defer a certain amount of compensation annually as detailed by the Internal Revenue Code. The Company will match 100% of the first 3% and 1% of the next two 2% of eligible wages.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RPM ADVANTAGE, INC.

 By: David R. Pressler
David R. Pressler, President

Date: August 15, 2006